SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: April 24, 2001
(Date of earliest event reported)

Commission File No. 333-48720



                    Wells Fargo Asset Securities Corporation
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        Delaware                                         52-1972128
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(State of Incorporation)                    (I.R.S. Employer Identification No.)

7485 New Horizon Way
Frederick, Maryland                                         21703
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Address of principal executive offices                    (Zip Code)



                                 (301) 846-8881
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               Registrant's Telephone Number, including area code




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              (Former name, former address and former fiscal year,
                          if changed since last report)

ITEM 5.       Other Events

                    Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by Lehman Brothers Inc. which are hereby filed pursuant to such letter.

ITEM 7.       Financial Statements and Exhibits

              (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
-----------                                     -----------
      (99)                                      Computational Materials
                                                prepared by LEHMAN
                                                BROTHERS INC in connection with
                                                Wells Fargo Asset Securities
                                                Corporation, Mortgage
                                                Pass-Through Certificates,
                                                Series 2001-11.

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   WELLS FARGO ASSET SECURITIES
                                     CORPORATION

April 24, 2001

                                   By:    /s/ Alan S. McKenney
                                      ------------------------------------------
                                      Alan S. McKenney
                                      Vice President

                                INDEX TO EXHIBITS
                                -----------------
                                                            Paper (P) or
Exhibit No.             Description                         Electronic (E)
-----------             -----------                         --------------
   (99)                 Computational Materials                    P
                        prepared by LEHMAN BROTHERS
                        INC in connection with Wells
                        Fargo Asset Securities
                        Corporation, Mortgage Pass-
                        Through Certificates, Series
                        2001-11.